UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

TTM TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2630 South Harbor Boulevard Santa Ana, CA	92704
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 12, 2009, our board of directors amended our amended and restated bylaws to, among other things, revise the procedures pursuant to which stockholders may propose business or director nominations to be considered at our annual meeting of stockholders or special stockholder meetings, which are referred to as “advance notice provisions.” Our board of directors believes that the advance notice provisions will make it possible for us to better evaluate any director nominations or other business placed before the meetings.

The advance notice provisions of our second amended and restated bylaws, among other things:

•
require stockholders to provide advance notice of stockholder proposals of business or director nominations at an annual meeting, which notice must be delivered to the secretary of our company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, subject to certain conditions;

•
clarify the requirements for stockholder notices relating to proposals of business and director nominations, and the conduct of business at a special meeting of stockholders (where such special meeting has been properly called);

•
provide that the procedures and requirements set forth in the advance notice provisions are the exclusive means for a stockholder to propose business and nominate director candidates at a stockholder meeting, except for business proposed by stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended; and

•
require stockholders nominating directors to disclose, among other things, any agreement, arrangement, understanding, or commitment (i) governing how a nominee, if elected as a director, would act or vote on any issue or question, (ii) under which such nominee would receive compensation for service as a director, or (iii) giving such nominee an economic right or interest in any of our securities.

The advance notice provisions are effective immediately and stockholders must comply with such provisions for our 2009 annual meeting of stockholders.

In addition to adding the advance notice provisions, the amendments to our amended and restated bylaws also clarify and modernize the indemnification provisions relating to our directors and officers.

The disclosure included in this Item 5.03 is qualified in its entirety by reference to the full text of our second amended and restated bylaws, which is attached as Exhibit 3.2 to this Form 8-K and which is incorporated by reference in this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit	Description
3.2	Second Amended and Restated Bylaws of TTM Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: February 19, 2009	By:	/s/ Steven W. Richards

Steven W. Richards
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

3.2	Second Amended and Restated Bylaws of TTM Technologies, Inc.